                                                                   EXHIBIT 10.14

                             CONTRIBUTION AGREEMENT

     THIS CONTRIBUTION AGREEMENT (this "Agreement"), dated as of March 29, 1996, is made by and between IOMED, Inc., a Utah corporation ("IOMED"), and Dermion, Inc., a Delaware corporation ("Dermion").

     A. Dermion is a newly formed corporation, with no assets or liabilities as of the date hereof.

     B. IOMED desires to contribute certain assets to Dermion (the "Contribution") in exchange for all of the issued and outstanding capital stock of Dermion, all on their terms and subject to the conditions set forth in this Agreement.

     C. IOMED intends that the Contribution qualify as a nontaxable transfer under Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

     Accordingly, the parties hereto agree as follows:

     1. Contribution of Assets. Upon execution of this Agreement:

     (a) IOMED shall contribute to Dermion (i) the equipment set forth on Exhibit A attached hereto (the "Equipment"), (ii) cash in the amount of approximately **** (the "Cash"), (iii) all rights to receive royalties payable by any person or entity with respect to the IOMED Technology (as defined below) to the extent such royalties are payable in connection with the conduct by Dermion of the Business (as defined below), and (iv) all books, records and software necessary for the conduct by Dermion of the business of conducting research with respect to or developing iontophoretic transdermal drug delivery systems on its own behalf and/or on behalf of third parties, as such business (the "Business") has previously been conducted by IOMED (the "Other Assets"). As used herein, "IOMED Technology" means all right and interest of IOMED to and in the following patents (including all substitutions, continuations, continuations-in-part, divisions and renewals thereof, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof); **** all of which have been licensed to IOMED pursuant to a **** Agreement, ****, by and between IOMED and ****.

     (b) IOMED shall contribute to Dermion certain intellectual property rights by entering into a Patent License Agreement in the form of Exhibit B attached hereto (the "License Agreement").

     2. Issuance of Stock. In consideration for the assets contributed pursuant to Section 1 above, upon execution of this Agreement Dermion will issue and deliver Eight

Hundred Thousand (800,000) shares of its validly issued, fully paid and nonassessable Common Stock, $.001 par value per share, to IOMED (the "Shares").

     3. DELIVERIES. Upon execution of this Agreement, the parties shall make the respective deliveries set forth below:

     (a) IOMED shall deliver to Dermion (i) possession of the Equipment, the Cash and the Other Assets, (ii) a duly executed Bill of Sale in the form attached hereto as EXHIBIT C (the "Bill of Sale") and (iii) a duly executed License Agreement.

     (b) Dermion shall deliver to IOMED (i) a duly executed certificate representing the Shares, and (ii) a duly executed License Agreement.

     4. REPRESENTATIONS AND WARRANTIES OF DERMION. Dermion hereby represents and warrants to IOMED as follows:

     (a) Dermion is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware.

     (b) Dermion has full corporate power and authority to enter into this Agreement and the License Agreement, and to carry out the transactions contemplated hereby and thereby. The Board of Directors of Dermion has taken all action required to authorize the execution, delivery and performance of this Agreement and the License Agreement and the consummation of the transactions contemplated hereby and thereby. This Agreement and the License Agreement each has been duly and validly authorized, executed and delivered by Dermion, and each constitutes a valid and binding obligation of Dermion enforceable against it in accordance with its terms.

     (c) The execution, delivery and performance by Dermion of this Agreement and the License Agreement do not and will not (i) violate or breach the certificate of incorporation or bylaws of Dermion, (ii) violate or conflict with any applicable law, (iii) violate, breach, cause a default under or otherwise give rise to a right of termination, cancellation or acceleration with respect to (presently, with the giving of notice or the passage of time) any material agreement, contract or instrument to which Dermion is a party or by which any of its assets is bound, or (iv) result in the creation or imposition of any lien, pledge, mortgage, claim, charge or encumbrance upon any assets of Dermion.

(d) No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental authority or other person is required in connection with Dermion's execution and delivery of this Agreement or the License Agreement or with the performance by Dermion of its obligations hereunder of thereunder, except in each case for any consent, authorization, license, permit, registration or approval as have been obtained and remain in full force and effect.

     (e) The authorized capital stock of Dermion consists of Four Million (4,000,000) shares of Common Stock, $.001 par value per share, none of which are issued and outstanding, and One Million (1,000,000) shares of Preferred Stock, $.001 par value per share, none of which are issued and outstanding. The Shares will, upon issuance pursuant to the terms of this Agreement, be duly and validly authorized and issued, fully paid and nonassessable. Except as set forth in that certain Stockholders' Agreement, dated of even date herewith, by and between Dermion, IOMED, and Ciba-Geigy Corporation, a New York corporation acting through its Pharmaceuticals Division, Dermion does not have outstanding any rights (preemptive or other) or options to subscribe for or purchase, or any warrants or other agreements providing for or requiring the issuance by Dermion of, any of its capital stock or securities convertible into or exchangeable for its capital stock.

     5.   Representations and Warranties of IOMED:

     (a) IOMED is a corporation duly organized, validly existing and in good standing under the law of the State of Utah.

     (b) IOMED has full corporate power and authority to enter into this Agreement, the License Agreement and the Bill of Sale, and to carry out the transactions contemplated hereby and thereby. The Board of Directors of IOMED has taken all action required to authorize the execution, delivery and performance of this Agreement, the License Agreement and the Bill of Sale, and the consummation of the transactions contemplated hereby and thereby. This Agreement, the License Agreement and the Bill of Sale each has been duly and validly authorized, executed and delivered by IOMED, and constitutes a valid and binding obligation of IOMED enforceable against it in accordance with its terms.

     (c) The execution, delivery and performance by IOMED of this Agreement and the License Agreement do not and will not (i) violate or breach the articles of incorporation or bylaws of IOMED, (ii) violate or conflict with any applicable law, (iii) violate, breach, cause a default under or otherwise give rise to a right of termination, cancellation or acceleration with respect to (presently, with the giving of notice or the passage of time) any material agreement, contract or instrument to which IOMED is a party or by which any of its assets is bound, or (iv) result in the creation or imposition of any lien, pledge, mortgage, claim, charge or encumbrance upon any assets of IOMED.

     (d) No consent, authorization, license, permit, registration or approval of, or exemption or other action by, any governmental authority or other person is required in connection with IOMED's execution and delivery of this Agreement or the License Agreement or with the performance by IOMED of its obligations hereunder or thereunder, except in each case for any consent, authorization, license, permit, registration or approval as have been obtained and remain in full force and effect.

     (e) IOMED is acquiring the Shares for investment for its own account and not with a view to, or for resale in connection with, any public distribution, and understands that such stock has not been registered under the Securities Act of 1933, as amended (the "Securities

Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

        6. Employees. Promptly following the execution hereof, Dermion agrees to employ each of the IOMED employees named on Exhibit D attached hereto, at which time such employees will cease being employees of IOMED. Such employment shall be on such terms and conditions, and for such duration, as Dermion shall determine in its absolute discretion.

        7. Legends. Each certificate representing the Shares shall bear a legend in substantially the following form:

     THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THE CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

Dermion shall reissue promptly certificates without such legend upon being provided with an opinion of counsel or other evidence reasonably satisfactory to Dermion to the effect that the securities proposed to be disposed of may lawfully be so disposed without registration, qualification or legend.

        8. Amendment. This Agreement may only be amended or supplemented by written agreement of each party hereto.

        9. Governing Law. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of Delaware.

        10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        The parties have caused this Agreement to be duly executed as of the date first above written.

                                        IOMED, INC., a Utah corporation


                                        By: /s/ Robert J. Lollini
                                           ------------------------------
                                        Name: Robert J. Lollini
                                             ----------------------------
                                        Title: Secretary
                                              ---------------------------


                                        DERMION, INC., a Delaware corporation


                                        By: /s/ Ned M. Weinshenker
                                           ------------------------------
                                        Name: Ned M. Weinshenker, Ph.D.
                                             ----------------------------
                                        Title: President and CEO
                                              ---------------------------

                                                                       EXHIBIT A

                                 R&D EQUIPMENT
                             FIXED ASSET INVENTORY
                                  RECORD SHEET

 Qty      Location                 Item Description

OWNED EQUIPMENT PRIOR TO AGREEMENT
     1 B. Hause office   HP Laser Jet 4M printer, s/n JPBH027487
     1 B. Leaf office    Cal Comp drawing board
     1 B. Leaf office    Cal Comp plotter
     1 B. Leaf office    portable tape backup system
     1 B. Leaf office    PWC pc, Arche monitor, keyboard
     1 Electronics Lab   15 drawer Lista storage unit, gray
     2 Electronics Lab   386 PC Systems
     1 Electronics Lab   486 Computer system  18082
     2 Electronics Lab   486 Computer system  18961
     1 Electronics Lab   486 Computer system  19064
     1 Electronics Lab   486 Computer system  19270
     1 Electronics Lab   486 Computer system  19503
     1 Electronics Lab   5 drawer Lista storage unit & bench with top & light
     1 Electronics Lab   6 drawer Kennedy mechanics tool chest
     3 Electronics Lab   Blue stools
     1 Electronics Lab   brown folding table
     1 Electronics Lab   ClearView Stereo Microscope
     1 Electronics Lab   Conductive element test fixture
     1 Electronics Lab   Current Density meter
     1 Electronics Lab   Fluke 45 Digital Multimeter s/n 5535049
     1 Electronics Lab   Fluke 45 Digital Multimeter s/n 5650100
     1 Electronics Lab   gray stack chair
     1 Electronics Lab   gray storage cabinet
     1 Electronics Lab   IOMEGA Tape 250 tape backup
     1 Electronics Lab   lt. gray metal bookcase
     1 Electronics Lab   Metcal Soldering system s/n 6E 10610
     1 Electronics Lab   Mod Tap SLT3 Continuity Checker
     1 Electronics Lab   National Instruments GPIB 1284CT s/n 05404
     1 Electronics Lab   Oscilloscope Tektronix 2246 s/n B044878
     1 Electronics Lab   wood bench
     1 extra office      Mac IIsi, Radius 0277 monitor, keyboard
     1 Lab               Blue M OV-610A-3 oven
     1 Lab               Brookfield digital viscometer DV-I
     1 Lab               Brookfield EX-100 constant temp. water bath
     1 Lab               Callahan RF welder
     1 Lab               Electrode welder/assembler
     1 Lab               Film wet casting doctor blade
     1 Lab               Lab Scale drying machine
     5 Lab               Misc welding fixtures, dies
asst   Lab               Misc. pneumatic nozzles, chucks, hoses
     1 Lab               Parastaltic pump & disp. processor
     1 Lab               Simco static APMB eliminator
     2 Lab               storage racks, 4' x 2' x 12'
    40 Lab               Ubbelohde viscometers
     1 Large office      Mac II computer, MO400 monitor, keyboard
     1 Large office      Mac IIcx, M0400 monitor, keyboard
     1 Large office      Max IIcx, Radius monitor, keyboard
     1 Large office      Mac IIsi, Radius monitor, keyboard
     1 Lunch room        Magic Chef refrigerator
     1 Lunch room        Sharp Carousel II microwave oven
     1 Lunch room        water dispenser
     1 L. Lloyd office   Mac IIci, RGB monitor, keyboard
     1 L. Lloyd office   Samsung refrigerator
     1 Machine shop      12" TEW impulse welder #TIFS-300
     1 Machine shop      16" paper cutter
     1 Machine shop      2 door adjustible shelf storage cabinet
     1 Machine shop      20" paper cutter
     1 Machine shop      30" paper cutter
     1 Machine shop      5 gallon pressure vessel
     1 Machine shop      5 shelf storage rack

                                 R&D EQUIPMENT
                             FIXED ASSET INVENTORY
                                  RECORD SHEET


Qty  Location                      Item Description

OWNED EQUIPMENT PRIOR TO AGREEMENT

1    B. Hause office     HP Laser Jet 4M printer, s/n JPBH027487
1    B. Leaf office      Cal Comp drawing board
1    B. Leaf office      Cal Comp plotter
1    B. Leaf office      portable tape backup system
1    B. Leaf office      PWC pc, Arche monitor, keyboard
1    Electronics Lab     15 drawer Lista storage unit, gray
2    Electronics Lab     386 PC Systems
1    Electronics Lab     486 Computer system 18082
2    Electronics Lab     486 Computer system 18961
1    Electronics Lab     486 Computer system 19064
1    Electronics Lab     486 Computer system 19270
1    Electronics Lab     486 Computer system 19503
1    Electronics Lab     5 drawer Lista storage unit & bench with top & light
1    Electronics Lab     6 drawer Kennedy mechanics tool chest
3    Electronics Lab     Blue stools
1    Electronics Lab     brown folding table
1    Electronics Lab     ClearView Stereo Microscrope
1    Electronics Lab     Conductive element test fixture
1    Electronics Lab     Current Density meter
1    Electronics Lab     Fluke 45 Digital Multimeter s/n 5535049
1    Electronics Lab     Fluke 45 Digital Multimeter s/n 5650100
1    Electronics Lab     gray stack chair
1    Electronics Lab     gray storage cabinet
1    Electronics Lab     IOMEGA Tape 250 tape backup
1    Electronics Lab     lt. gray metal bookcase
1    Electronics Lab     Metcal Soldering system s/n 6E 10610
1    Electronics Lab     Mod Tap SLT3 Continuity Checker
1    Electronics Lab     National Instruments GPIB 1284CT s/n 05404
1    Electronics Lab     Oscilloscope Tektronix 2246 s/n BO44878
1    Electronics Lab     wood bench
1    extra office        Mac IIsi, Radius 0277 monitor, keyboard
1    Lab                 Blue M OV-610A-3 oven
1    Lab                 Brookfield digital viscometer DV-1
1    Lab                 Brookfield EX-100 constant temp. water bath
1    Lab                 Callahan RF welder
1    Lab                 Electrode welder/assembler
1    Lab                 Film wet casting doctor blade
1    Lab                 Lab Scale drying machine
5    Lab                 Misc welding fixtures, dies
asst Lab                 Misc. pneumatic nozzles, chucks, hoses
1    Lab                 Parastaltic pump & disp. processor
1    Lab                 Simco static APMB eliminator
2    Lab                 storage racks, 4' x 2' x 12'
40   Lab                 Ubbelohde viscometers
1    Large office        Mac II computer, MO400 monitor, keyboard
1    Large office        Mac IIcx, MO400 monitor, keyboard
1    Large office        Mac IIcx, Radius monitor, keyboard
1    Large office        Mac IIsi, Radius monitor, keyboard
1    Lunch room          Magic Chef refrigerator
1    Lunch room          Sharp Carousel II microwave oven
1    Lunch room          water dispenser
1    L. Lloyd office      Mac IIci, RGB monitor, keyboard
1    L. Lloyd office      Samsung refrigerator
1    Machine shop        12" TEW impulse welder #TIFS-300
1    Machine shop        16" paper cutter
1    Machine shop        2 door adjustable shelf storage cabinet
1    Machine shop        20" paper cutter
1    Machine shop        30" paper cutter
1    Machine shop        5 gallon pressure vessel
1    Machine shop        5 shelf storage rack

                                 R&D EQUIPMENT
                             FIXED ASSET INVENTORY
                                  RECORD SHEET


Qty       Location                 Item Description
  1       Machine shop        Alltrade hot melt glue gun
  1       Machine shop        AND Compact printer #AD-8117
  1       Machine shop        Arbor press
  1       Machine shop        Baldor sieve shaker
  1       Machine shop        Branson 125 Ultrasonic cleaner, s/n B-125-R
  1       Machine shop        Brown & Sharpe micrometer #599-10-1
  1       Machine shop        Centurian overhead projector
  1       Machine shop        combination wrench set
  1       Machine shop        Craftsman 5 1/2" bench vise #51871
  1       Machine shop        Craftsman steel punch set
  1       Machine shop        crescent wrench set
  1       Machine shop        Cres-cor rolling storage rack #2001841
  1       Machine shop        Crown DC 300 Amp #DC300A
  1       Machine shop        CRP exhaust hood
  1       Machine shop        Delta belt/disc sander combo #31-340
  1       Machine shop        Delta Scroll saw #40-601
  1       Machine shop        Drill bit set, 1-60
  1       Machine shop        Drill bit set, 1/16" thru 1/2"
  1       Machine shop        Drill bit set, A-Z
  1       Machine shop        Emerson servo motor controller
 49       Machine shop        End mill cutters, various sizes
  1       Machine shop        Eureka 8 gallon wet/dry vacuum
  1       Machine shop        Filamatic vial filler #AB-8
  1       Machine shop        Filter Queen vacuum
  1       Machine shop        Foredom metal deburring bits
  1       Machine shop        Foredom metal grinding bits
  1       Machine shop        Foredom model #5B
  1       Machine shop        Holesaw set
  1       Machine shop        Hopkins screen printing station
  1       Machine shop        Jet bench top drill press #JDP-11HS
  1       Machine shop        Kennedy 16 drawer tool chest
  2       Machine shop        Kitchen-Aide mixers
  2       Machine shop        lab stools
 16       Machine shop        laser cut steel rule dies
  1       Machine shop        Makita cordless drill, #6070D
  1       Machine shop        Master heat gun #HG-501A
  1       Machine shop        Mead pneumatic air press
  1       Machine shop        Merlin express label maker
  1       Machine shop        Micro bench top lathe
  2       Machine shop        Milling machine drill chucks
  1       Machine shop        Milling machine parallel set 1/2" thru 1 5/8"
  1       Machine shop        Milling machine table clamp set
  1       Machine shop        Milling machine collet set RS 1/8" thru 7/8"
  1       Machine shop        Milwaukee 5650 router
  1       Machine shop        Mitutoyo calipers
  1       Machine shop        Mitutoyo dial test indicator #513-242
  1       Machine shop        Mitutoyo Digital micrometer #293-761
  1       Machine shop        Mitutoyo Digital spindle axis read-out
  1       Machine shop        Morgan press injection molder
  1       Machine shop        Okidata 9 pin printer
  3       Machine shop        Omega microprocessor temperature controller #CN9121A
  1       Machine shop        Omega microprocessor thermometer switchbox #HH-20-SW
  1       Machine shop        Omega Microprocessor thermometer #HH21
  1       Machine shop        Orbit bench top vacuum former
  1       Machine shop        Precision square
  1       Machine shop        Rockwell 28-20C 14" band saw
  1       Machine shop        SA 2 pen strip chart recorder
  1       Machine shop        Scherr-Tumico dial test indicator
  1       Machine shop        screwdriver set
  1       Machine shop        Sears 6 gallon wet/dry vacuum
  1       Machine shop        Shimpo digital rpm meter #DT-107

                                 R&D EQUIPMENT
                             FIXED ASSET INVENTORY
                                  RECORD SHEET

     Qty       Location       Item Description
       4       Machine shop   Shop benches
       3       Machine shop   shop benches with risers
       1       Machine shop   Skil
       1       Machine shop   Skil 763 3/8" variable speed drill
       7       Machine shop   Small parts storage cabinets
       1       Machine shop   socket set
       1       Machine shop   Speedaire reserve storage tank
       2       Machine shop   Staco energy products variable auto transformer
      40       Machine shop   Steel punch set, 1/16" to 2 1/2"
      68       Machine shop   steel rule cutting dies
       1       Machine shop   Stimpson #479 manual rivet machine
       1       Machine shop   Sunex bench grinder #9605
       1       Machine shop   swing arm shop light
       1       Machine shop   TEW 18" impulse welder #TISF-450
      10       Machine shop   TEW 8" impulse sealers
      24       Machine shop   Thread taps, various thread sizes
       1       Machine shop   Toshia SR Teach Pendant
       1       Machine shop   Toshiba robot system, #VSB001005YSA
       1       Machine shop   Toshiba SR controller
       1       Machine shop   Toshiba TSR program loader
       1       Machine shop   Trivac vacuum pump
       1       Machine shop   Vaco nut driver set
       1       Machine shop   Vacuum oven
      19       Machine shop   Various hand tools
       1       Machine shop   vise grip set
       1       Machine shop   Wood boring bit set #920864
       1       Machine shop   Yellow Jack #512 12 ton shop press
       2       Machine shop   "T" handle allen wrench sets
       1       Main lab       2001 Keyboard, Iomed 00350
       1       Main lab       Accumet 950, PH/ion meter, s/n 2819
       3       Main lab       Acid & solvent storage cabinets
       1       Main lab       All American 25X Electric pressure steam sterilizer
       2       Main lab       Animal cage racks
    asst       Main lab       animal cages (shoeboxes)
       1       Main lab       Animal room humidifier
       1       Main lab       Balance table (granite)
       8       Main lab       Blue lab stools
       1       Main lab       Buchler mini Rotovaporizer
       1       Main lab       Cafranco stirring motor
 20 sets       Main lab       Calibrating weights
       1       Main lab       CM-10 flourescence analysis cabinet, s/n 262937
       1       Main lab       Cole Parmer hygrothermograph
       1       Main lab       Cryotome
       7       Main lab       Eppendorf pipetters
       1       Main lab       Epson equity II+, pc computer
       6       Main lab       faucet sets
       1       Main lab       fiberglass sink
       1       Main lab       Fisher Scientific acid trap
       2       Main lab       Fisher Scientific XF-300 balances
       2       Main lab       flammable storage cabinets
       4       Main lab       Fluke 73 multimeters
       6       Main lab       gas regulators
    asst       Main lab       glassware
      25       Main lab       Hamilton syringes
    asst       Main lab       Hardware clamps in ring stands
       1       Main lab       IEC Centra - 4B centrifuge, s/n 23731318
       1       Main lab       Kitchen aid food mixer
       1       Main lab       Konica 35mm camera
       3       Main lab       Lab carts
       3       Main lab       Lab Glassware drying racks
       1       Main lab       Labconco 4' fume hood

                                 R&D EQUIPMENT
                             FIXED ASSET INVENTORY
                                  RECORD SHEET

Qty       Location            Item Description

     2    Main lab            Labconco 4' fume hoods
     2    Main lab            Labconco 6' fume hood
     1    Main lab            LanGarde 400, UPS
     1    Main lab            LanGarde 900
     1    Main lab            Loop monitor & keyboard
     1    Main lab            Melting point apparatus
     3    Main lab            Metal storage cabinets, 4 shelves
     1    Main lab            Mettler AE 240 analytical balance, s/n
                                609/448-3000
     2    Main lab            Microwave ovens
     1    Main lab            Nikon N6006 camera
     1    Main lab            PH Meter
     1    Main lab            Phoresor Scope w/bartly 286 computer
     1    Main lab            Pipette washer/soaking bath
     1    Main lab            Precision penetrometer
     1    Main lab            Remington Rand locking file safe
     1    Main lab            Safety shower
     1    Main lab            Samsung refrigerator, small
     1    Main lab            Shaker bath
     1    Main lab            Solvent recycler
     1    Main lab            SSI Monitor
     4    Main lab            stainless steel sinks
 1 set    Main lab            standard testing sieves
     4    Main lab            stirrer/heating plate
  asst    Main lab            surgical instruments
     1    Main lab            Thermodyne Maxi Mix III
     1    Main lab            Trash compactor
     1    Main lab            Unison 1500, 1200
     1    Main lab            Unison DP 1000 unipower
     1    Main lab            vacuum pump assembly
     2    Main lab            Vortex mixers, Cat. S8225-1
     1    Main lab            YSI conductance meter, model 35
     1    Network stuff       Black Box Cable Scanner s/n 910611875
     1    Network stuff       Cayman Gator box CS s/n 105090
     1    Network stuff       Cayman Gator box CS s/n 105099
     1    Network stuff       Macintosh II  Iomed # 00081
     1    Network stuff       Network server 486-50
     4    Network stuff       NetWorth Micro Hub
     2    Network stuff       Star Controller Phone Net Series 300
     1    Shipping area       Pelouze 70 lb. scale
     1    Shipping area       shipping table
     1    Shipping area       shipping tape dispenser
     1    spare stuff         extension ladder, orange
     1    spare stuff         green refrigerator
     1    spare stuff         ladder, wooden
     1    spare stuff         set heavy duty metal shelving
     1    spare stuff         Sharp carousel microwave
     1    spare stuff         shipping table (6 ft x 3 ft)
     1    spare stuff         storage cabinet, dk. gray
     1    T. Parkinson office Practical Peripherals PM04385 hard drive
     1    B. Hause office     486 DCPX-66 Clone CPU, Sony CPD-1430 monitor,
                                Alps keyboard
     1    B. Hause office     circuit analysis software
     1    B. Leaf office      Mac Quadra 605 computer, Radius 0361 monitor,
                                keyboard
     1    B. Leaf office      NEC portable CD-rom reader
     1    Electronics Lab     American Reliance Programmable Power Supply s/n
                                23220025
     1    Electronics Lab     American Reliance Programmable Power Supply s/n
                                23220097
     1    Electronics Lab     Keithley 2001/2001 Scan Digital Multimeter s/n
                                0584779
     1    Electronics Lab     Oscilloscope Fluke Pm 3394 s/n DM 554033
     1    Electronics Lab     QMS Laser Printer  Iomed #00088
     1    Electronics Lab     Wavetek 395 Arbitrary Waveform Generator s/n
                                F94073939
     1    J. Beck office      Mac Quadra 650, Radius monitor, keyboard
     1    Machine shop        Air dimensions vacuum pump

                                 R&D EQUIPMENT
                             FIXED ASSET INVENTORY
                                  RECORD SHEET

Qty  Location            Item Description
1    Machine shop        American ultraviolet UV curing system
1    Machine shop        Boulden laminating machine
1    Machine shop        Bridgeport Mill
1    Machine shop        Dennison PSTT stapler
1    Machine shop        Mitutoyo digital read out #ALC-3705W
1    Machine shop        Omega digital force meter, #DFG51-50
6    Machine shop        Screen printing screens
1    Machine shop        Servo x-axis power feed #140
1    Main lab            Admiral frost free refrigerator, Iomed #00073
1    Main lab            Alltech 345 solvent recycler for HPLC
1    Main lab            A.C. Power Backup system (UPS)
1    Main lab            Beckman High Performance Liquid Chromatograph system
1    Main lab            Cole Parmer hygrothermograph
1    Main lab            Cole Parmer hygrothermograph
     Main lab            Cornometer
1    Main lab            Denver Inst. FX-3100 Balance
1    Main lab            dishwasher
1    Main lab            Distilled water system
3    Main lab            Extended quenched standards
1    Main lab            Fisher BioTech FB 1001 electrophoresis system
1    Main lab            Fisher Scientific 2008 multi-electronic stirrer
1    Main lab            Fisher Scientific Q005 cooling/heating bath  s/n 313584
1    Main lab            Forma Scientific 3028 C02 incubator
1    Main lab            Foxy 200 Fraction Collector s/n 62213002-793319
1    Main lab            Hanson autosampling system
1    Main lab            High performance liquid chromatograph - Hot lab
1    Main lab            Hitachi U-2000 Spectrophotometer, s/n 9005-030
1    Main lab            HP 1200 c/pc Color Printer
1    Main lab            HP 5890 Gas Chromatograph
1    Main lab            Lipshaw electric model 1500, cryotome, s/n L-038
1    Main lab            MIIII Q water system
1    Main lab            Olympus stereo microscrope
1    Main lab            Packard Instruments Tri-Carb 1500 LCS, includes dot-matrix printer
1    Main lab            Premier Innovations lap-top PC, 6000
1    Reception area      HP LaserJet 4Plus printer
1    Reception area      Mac IIsi, 12" Monochrome monitor, keyboard
1    T. Parkinson office Mac Performa 575 w/keyboard, s/n L04228H925Y
EQUIPMENT PURCHASED AFTER 6/30/95
1    back dock           Adix phone system & VSR voice mail
1    Main lab            Swipe card access system
1    Reception area      Murata Muratec F-73 fax
1    Electronics Lab     Keithley 2000/2000 Scan Digital Multimeter s/n 0595951
1                        Morgan press & stand
1                        High density switch system
1                        507 Auto sampler
1                        Ultralow temp freezer

                                 R&D EQUIPMENT
                             FIXED ASSET INVENTORY
                                  RECORD SHEET


Qty      Location
                                     Item Description

FURNITURE & FIXTURES
  1 B. Felman office     29" round table, oak veneer
  1 B. Felman office     3 ft x 2 ft bulletin board
  1 B. Felman office     4 ft x 3 ft white board
  1 B. Felman office     5 ft bookcase, oak veneer, 5 shelf
  1 B. Felman office     6 ft bookcase, oak veneer, 5 shelf
  1 B. Felman office     executive chair, rolling, gray
  1 B. Felman office     Filex filing cabinet, 4 drawer
  1 B. Felman office     secretarial chair, rolling, dk. blue
  2 B. Felman office     secretarial desk, 5 drawer
  1 B. Hause office      Anderson Hickey lateral file cabinet, 2 drawer
  1 B. Hause office      Anderson Hickey metal bookcase, 5 shelf
  2 B. Hause office      chairs, stationary, blue
  1 B. Hause office      Cole lateral file cabinet, 4 drawer
  1 B. Hause office      credenza, oak
  1 B. House office      executive chair, rolling, blue
  1 B. Hause office      executive desk, oak
  1 B. Hause office      oak veneer printer stand, 2 shelves
  2 B. Hause office      wood bookcase, 6 shelf
  1 B. Leaf office       Anderson Hickey file cabinet, 4 drawer
  1 B. Leaf office       bookcase, 3 shelf
  1 B. Leaf office       bookcase, 5 shelf
  1 B. Leaf office       computer table
  1 B. Leaf office       executive desk, rolling, dk. blue
  1 B. Leaf office       secretarial chair, gray
  1 B. Leaf office       secretarial chair, gray & black
  2 B. Leaf office       secretarial desk
  9 Cubicles - R&D       18" dk. blue multi panel
  2 Cubicles - R&D       18" gray panel
  2 Cubicles - R&D       24" gray panel
  2 Cubicles - R&D       30" dk. blue multi panel
  8 Cubicles - R&D       30" light gray panel
  4 Cubicles - R&D       35" x 23 1/2" x 26 1/2" gray desk tables
  4 Cubicles - R&D       35" x 23 1/2" x 30" gray desk tables
  4 Cubicles - R&D       50" x 23 1/2" x 30" gray corner desk tables
  2 Cubicles - R&D       brown covered book shelves
  8 Cubicles - R&D       gray book shelves with lights
  4 Cubicles - R&D       gray covered book shelves
  4 Cubicles - R&D       rolling two drawer file cabinets
  1 Electronics Lab      4 drawer Anderson Hickey file cabinet
  1 extra office         4 ft cubicle worktop
  1 extra office         4 ft uncovered bookshelf
  1 extra office         5 ft covered bookshelf, med. gray
  1 extra office         5 ft cubicle worktop
  2 extra office         5 ft x 2 ft cubicle panels
  2 extra office         5 ft x 5 ft cubicle panels
  1 extra office         Anderson Hickey file cabinet, 4 drawer
  1 extra office         Anderson Hickey metal bookcase, 6 shelf
  1 extra office         bulletin board
  1 extra office         drawing cabinet
  1 extra office         Hon file cabinet, 4 drawer
  1 extra office         secretarial chair, gray
  1 J. Beck office       44" x 34" white board
  1 J. Beck office       computer table, oak veneer
  2 J. Beck office       secretarial chair, blue
  1 J. Beck office       secretarial desk
  1 J. Beck office       wooden bookcase, 6 shelf
  2 Large office         Anderson Hickey filing cabinet, 4 drawer
  1 Large office         Anderson Hickey storage cabinet
  1 Large office         APS external hard drive
  2 Large office         catalog shelving units

                                 R&D EQUIPMENT
                             FIXED ASSET INVENTORY
                                  RECORD SHEET

Qty   Location      Item Description
-----------------   ---------------------------------------------------
 1 Large office     end table
 3 Large office     executive chair, rolling, blue
 1 Large office     Hon filing cabinet, 4 drawer
 1 Large office     rolling 2 drawer cubicle type filing cabinet
 1 Large office     secretarial chair
 1 Large office     secretarial desk
 1 Large office     secretarial desk
 1 Large office     secretarial desk
 1 Large office     stationary chair
 2 Large office     white boards
 1 Large office     Wooden bookcase, oak veneer, 4 shelf
 1 Large office     Wooden storage unit, 2 doors, 3 shelf
 1 Library          3M overhead projector
 1 Library          Audio visual equipment cart
 1 Library          Audio visual screen
 1 Library          conference table
 6 Library          executive chair, blue
 1 Library          Kodak slide projector
 2 Library          secretarial chair, blue
 2 Library          stationary chair, blue
 1 Library          white board
 4 Library          wooden bookcase, 6 shelf
 2 Library          wooden bookcase, 7 shelf
 2 Lunch room       round lunch tables
 5 Lunch room       stationary chairs, blue
 2 L. Lloyd office  Anderson Hickey filing cabinet, 4 drawer
 1 L. Lloyd office  bulletin board
 1 L. Lloyd office  computer desk
 1 L. Lloyd office  executive chair, rolling, blue
 1 L. Lloyd office  executive desk
 1 L. Lloyd office  Hon filing cabinet, 2 drawer
 2 L. Lloyd office  stationary chair, blue
 2 L. Lloyd office  white board
 1 L. Lloyd office  wooden bookcase, 3 shelf
 1 L. Lloyd office  wooden bookcase, 5 shelf
 1 Reception area   brown storage cabinet, 2 drawers, 2 shelves
 2 Reception area   Cole lateral file, 4 drawer
 1 Reception area   Cubicle sections, 2 short pieces
 1 Reception area   file cabinet, 2 drawer
 1 Reception area   folding table, brown
 1 Reception area   Mita DC 4086 copier
 1 Reception area   reception desk w/right hand return
 1 Reception area   recycle bin
 1 Reception area   Ricoh 4000FL paper shredder
 1 Reception area   Secretarial chair
 1 Reception area   Secretarial desk, right hand return
 1 Reception area   Sharp Compet CS-2164F calculator
 1 Reception area   short supply cabinet
 1 Reception area   Smith Corona XD4700 typewriter
 1 Reception area   tall supply cabinet
 8 Shipping area    chair, blue plastic, stacking
 1 Shipping area    Wesco filing cabinet, 4 drawer
 1 spare stuff      10 ft x 4 ft wood table
 1 spare stuff      3 ft x 2 ft bulletin board
 1 spare stuff      30" round plastic table
 3 spare stuff      4 ft x 3 ft white board, metal trim
 1 spare stuff      5 ft x 4 ft white board, oak trim
 1 spare stuff      6 drawer brown locker
 1 spare stuff      6 ft x 4 ft white board, oak trim
 1 spare stuff      arm chair, gray
 1 spare stuff      black executive chair, rolling

                                 R&D EQUIPMENT
                             FIXED ASSET INVENTORY
                                  RECORD SHEET


Qty      Location
                                     Item Description

  1 spare stuff           blue love seat
  1 spare stuff           blue stool
  1 spare stuff           Canon A-1 board copier
  3 spare stuff           gray storage cabinets
  1 spare stuff           Hon file cabinet, 4 drawer
  1 spare stuff           Hon lateral file, 2 drawer
  1 spare stuff           lateral file cabinet, 4 drawer
  1 spare stuff           plastic gray stack chair
  1 spare stuff           secretarial chair, brown
  1 spare stuff           secretarial chair, brown
  1 spare stuff           secretarial desk, 5 drawer, oak veneer
  1 T. Parkinson office   Bookcase, 4 shelf, oak veneer
  2 T. Parkinson office   chairs, stationary, blue
  1 T. Parkinson office   Computer stand, oak veneer
  1 T. Parkinson office   Executive desk, oak veneer
  1 T. Parkinson office   Hon lateral file, 2 drawer


LEASEHOLD IMPROVEMENTS
  1 Main lab              Cabinets & countertops, 176' floor, 75' overhead
  1 Electronics Lab       wall mounted storage cabinets & countertops

                                                                      EXHIBIT D

                             CONTRIBUTION AGREEMENT
                     BETWEEN IOMED, INC. AND DERMION, INC.

                  IOMED EMPLOYEES TO BE TRANSFERRED TO DERMION


*